UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 18, 2022

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Dawson Geophysical Company (“Dawson,” or the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on October 25, 2021, Dawson, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”), with Wilks Brothers, LLC (“Wilks”), and WB Acquisitions Inc., a subsidiary of Wilks (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub commenced a tender offer (the “Offer”) to purchase any and all of the shares of common stock, par value $0.01 per share (the “Shares”), of the Company that were issued and outstanding at a price of $2.34 per Share (the “Offer Price”) in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 1, 2021, and in the related Letter of Transmittal, filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Wilks and Merger Sub on November 1, 2021, each including all amendments thereto.

The Offer expired at the end of the day on January 14, 2022 (the “Expiration Date”). American Stock Transfer & Trust Company LLC, in its capacity as depositary and paying agent for the Offer (the “Depositary”), has advised Wilks and Merger Sub that a total of 15,285,001 Shares were validly tendered and not validly withdrawn (excluding Shares tendered pursuant to guaranteed delivery procedures that were not yet delivered in satisfaction of such guarantee) pursuant to the Offer as of the Expiration Date, which when combined with the 2,094,237 Shares owned by Parent and its affiliates (the “Parent Shares”), represents approximately 73.5% of the outstanding Shares. In addition, Notices of Guaranteed Delivery were delivered for 342,452 Shares, representing approximately 1.4% of the outstanding Shares, which Shares will also be purchased by Merger Sub provided such Shares are delivered in satisfaction of such guarantee.

The number of Shares validly tendered and not properly withdrawn pursuant to the Offer, when combined with the Parent Shares, satisfies the 66.67% Minimum Condition. All Conditions to the Offer having been satisfied or waived, Merger Sub irrevocably accepted for payment all such Shares validly tendered and not validly withdrawn prior to the Expiration Date. Payment of the Offer Price for such Shares will be promptly made by the Depositary in accordance with the terms of the Offer (the “Acceptance Time”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference as Exhibits 2.1, 2.2, 2.3 and 2.4 of this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer, a change in control of the Company occurred. The total purchase price paid in connection with the Offer was approximately $35,766,902, which was paid in cash.

The information set forth under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Messrs. Jumper, Cooper and Klofas

Pursuant to that certain Amendment No. 3 to the Merger Agreement, dated January 10, 2022 (the “Third Amendment”), effective as of the Acceptance Time, Stephen Jumper, Craig Cooper and Michael Klofas each resigned as directors of the Company and members of any committee of the Company’s board of directors. The resignations were not due to a disagreement with the Company.

Appointment of Messrs. Wilks, Krylov and Bradley

Pursuant to the Third Amendment, as a condition to Wilks’ obligation to complete the Offer and effective following the resignations of Messrs. Jumper, Cooper and Klofas, Matt Wilks, Sergei Krylov and Bruce Bradley were appointed to the Company’s board of directors, with Mr. Wilks appointed to serve as Chairman and Mr. Bradley to serve as a member of the Audit Committee. Information regarding Mr. Wilks has been previously disclosed in Schedule I of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub with the SEC on November 1, 2021, as subsequently amended, which is incorporated herein by reference. There are no relationships between Messrs. Wilks, Krylov and Bradley that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release announcing the expiration and results of the Offer.

A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release and letter to shareholders is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated October 25, 2021, by and between the Company, Wilks and Merger Sub (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Dawson Geophysical Company with the SEC on October 25, 2021).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated December 14, 2021, by and between the Company, Wilks and Merger Sub (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Dawson Geophysical Company with the SEC on December 17, 2021).
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated December January 4, 2022, by and between the Company, Wilks and Merger Sub. (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Dawson Geophysical Company with the SEC on January 5, 2022).
2.4	Amendment No. 3 to Agreement and Plan of Merger, dated December January 10, 2022, by and between the Company, Wilks and Merger Sub (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Dawson Geophysical Company with the SEC on January 10, 2022).
99.1	Press Release Announcing Expiration and Results of the Offer, dated January 18, 2022 (incorporated by reference to our Schedule 14D-9/A, filed with the SEC on January 18, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: January 18, 2022	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
President and Chief Executive Officer